Exhibit 10.1

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this ‘‘Agreement’’) is made as of December 1, 2006, between MBP IIII Plan Investors, L.P. (‘‘MBP’’), Millennium Partners II, L.P. (‘‘Millennium Partners’’), DLJ MB Partners III GmbH & Co. KG (‘‘DLJ MB Partners’’), DLJ Offshore Partners III-2, C.V. (‘‘DLJ Offshore-2’’), DLJ Offshore Partners III-1, C.V. (‘‘DLJ Offshore-1’’), DLJ Offshore Partners III C.V. (‘‘DLJ Offshore’’) and DLJMB Overseas Partners III, C.V. (‘‘DLJMB Overseas’’, and collectively with MBP, Millennium Partners, DLJ MB Partners, DLJ Offshore-2, DLJ Offshore-1 and DLJ Offshore, ‘‘Sellers’’ and each individually a ‘‘Seller’’), and Aspen Insurance Holdings Limited (the ‘‘Company’’).

WHEREAS, (i) MBP is the beneficial owner of 719,807 ordinary shares, par value 0.15144558 cents per share, of the Company (the ‘‘Shares’’), (ii) Millennium Partners is the beneficial owner of 27,385 Shares, (iii) DLJ MB Partners is the beneficial owner of 40,289 Shares, (iv) DLJ Offshore-2 is the beneficial owner of 60,721 Shares; (v) DLJ Offshore-1 is the beneficial owner of 85,252 Shares, (vi) DLJ Offshore is the beneficial owner of 332,184 Shares and (vii) DLJMB Overseas is the beneficial owner of 4,825,649 Shares; and

WHEREAS, in a privately negotiated transaction, the Company desires to repurchase (i) 195,211 Shares from MBP, (ii) 7,427 Shares from Millennium Partners, (iii) 10,926 Shares from DLJ MB Partners, (iv) 16,468 Shares from DLJ Offshore-2, (v) 23,120 Shares from DLJ Offshore-1, (vi) 90,088 Shares from DLJ Offshore and (vii) 1,308,714 Shares from DLJMB Overseas, for a total of 1,651,954 Shares, and the Sellers have agreed to such Share repurchase by the Company on the terms and conditions hereinafter set forth.

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.    Repurchase of Shares.

1.1.    Repurchase. Subject to the terms and conditions of this Agreement, the Company agrees to purchase from each Seller at the Closing (as defined below), and each Seller hereby consents and agrees to the Company's respective purchase at the Closing (i) 195,211 Shares from MBP, (ii) 7,427 Shares from Millennium Partners, (iii) 10,926 Shares from DLJ MB Partners, (iv) 16,468 Shares from DLJ Offshore-2, (v) 23,120 Shares from DLJ Offshore-1, (vi) 90,088 Shares from DLJ Offshore and (vii) 1,308,714 Shares from DLJMB Overseas, each for a purchase price in cash of $26.50 per share, for an aggregate purchase price of (i) $5,173,091.5 for the MBP Shares, (ii) $196,815.5 for the Millennium Partners Shares, (iii) $289,539 for the DLJ MB Partners Shares, (iv) $436,402 for the DLJ Offshore-2 Shares, (v) $612,680 for the DLJ Offshore-1 Shares, (vi) $2,387,332 for the DLJ Offshore Shares and (vii) $34,680,921 for the DLJMB Overseas Shares respectively, for a total purchase price of $43,776,781 (the ‘‘Purchase Price’’).

1.2.    Closing. The purchase of the Shares shall take place at the offices of LeBoeuf, Lamb, Greene & MacRae London, England at 4 p.m. on December 6, 2006 or at such other date and time as agreed between the Sellers and the Company (the ‘‘Closing’’).

1.3.    Closing Deliveries by Seller. At the Closing, Sellers shall deliver, or cause to be delivered, to the Company any share certificates representing the Shares, for cancellation by the Company.

1.4.    Closing Deliveries by the Company. At the Closing, the Company shall deliver, or cause to be delivered, to each Seller their respective portion of the Purchase Price for their Shares. Each portion of the Purchase Price shall be paid by wire transfer of immediately available funds in U.S dollars to the account designated by the relevant Seller to the Company in writing on the date of this Agreement. Upon such delivery of the Purchase Price, the Company shall amend its register of members to reflect its purchase of the Shares.

2.    Representations and Warranties of Seller. Each Seller hereby represents and warrants to the Company that:

2.1.    Authorization. All acts and conditions required by law or otherwise on the part of Seller to authorize the execution and delivery of this Agreement by Seller and the transactions contemplated herein and the performance of all obligations of Seller hereunder have been duly performed and obtained, and this Agreement constitutes a valid and legally binding obligation of Seller, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and to general equitable principles.

2.2.    Title to Stock. Seller has good and marketable title to the Shares, free and clear of all liens, pledges, encumbrances, equities, security interests and claims whatsoever, and assuming the Company purchases the Shares for value in good faith and without notice of any such lien, pledges, encumbrance, equity, security interest or other adverse claim within the meaning of the New York Uniform Commercial Code, the Shares will be free and clear of all liens, pledges, encumbrances, equities, security interests and claims whatsoever.

2.3.    Broker's or Finder's Fees. Seller has not authorized any person to act as a broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement.

2.4.    Non-Contravention. The transactions contemplated by this Agreement do not violate any blue sky law of a state of the United States or securities law of any jurisdiction.

3.    Representations and Warranties of the Company. The Company hereby represents and warrants to each Seller that:

3.1.    Authorization. All acts and conditions required by law or otherwise on the part of the Company to authorize the execution and delivery of this Agreement by Company and the transactions contemplated herein and the performance of all obligations of the Company hereunder have been duly performed and obtained, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and to general equitable principles.

3.2.    Broker's or Finder's Fees. The Company has not authorized any person to act as a broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement.

3.3.    Non-Contravention. The transactions contemplated by this Agreement do not violate any blue sky law of any state of the United States or securities law of any jurisdiction.

4.    Covenants.

4.1.    Further Assurances. Sellers and the Company hereby agree to execute and deliver such certificates, instruments and other documents, and to take other actions, as may be reasonably requested by any other party hereto in order to carry out, evidence or give effect to the transactions contemplated by this Agreement.

4.2.    Tax. Each Seller agrees to pay their respective portion of any tax imposed in connection with the repurchase of the Shares as contemplated under this Agreement.

4.3.    Expenses. Except as otherwise agreed by Sellers and the Company, Sellers and the Company shall each pay their own expenses incurred in connection with the transactions contemplated by this Agreement.

5.    Conditions of the Company's Obligations at Closing. The obligations of the Company to purchase the Shares are subject to the fulfillment on or before the Closing of each of the following conditions:

5.1.    Representations and Warranties. The representations and warranties of each Seller contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

5.2.    Performance. Each Seller shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6.    Conditions of Sellers' Obligations at Closing. The consent of Sellers to the Company's repurchase of the Shares under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Company:

6.1.    Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

6.2.    Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

7.    Miscellaneous.

7.1.    Survival. The representations and warranties of Sellers or the Company contained in or made pursuant to this Agreement shall survive the Closing.

7.2.    Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. No party may assign its rights under this Agreement without the prior written consent of the other parties.

7.3.    Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to conflicts of law principles.

7.4.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile or e-mail transmission.

7.5.    Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Seller and the Company.

7.6.    Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. This Agreement comprises the entire agreement beween the parties on the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III, C.V.
By: Name: Kenneth Lohsen Title: Vice President
DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III-1, C.V. and as attorney-in-fact for DLJMB III (Bermuda), L.P., as Overseas Associate General Partner of DLJ OFFSHORE PARTNERS III-1, C.V.

By: Name: Kenneth Lohsen Title: Vice President
DLJ Merchant Banking III, Inc., as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III-2, C.V. and as attorney-in-fact for DLJMB III (Bermuda), L.P., as Overseas Associate General Partner of DLJ OFFSHORE PARTNERS III-2, C.V.
By: Name: Kenneth Lohsen Title: Vice President
MILLENNIUM PARTNERS II, L.P.
By: DLJ Merchant Banking III, Inc., as Managing General Partner
By: Name: Kenneth Lohsen Title: Vice President

DLJ MB PARTNERSIII GMBH & CO. KG
By: DLJ Merchant Banking III, Inc., as General Partner of DLJ Merchant Banking III, L.P., its Managing Limited Partner
By: Name: Kenneth Lohsen Title: Vice President
By: DLJ MB GmbH, as General Partner
By: Name: Kenneth Lohsen Title: Director
DLJ Merchant Banking III, Inc., as Managing General Partner on behalf of DLJMB OVERSEAS PARTNERS III, C.V.
By: Name: Kenneth Lohsen Title: Vice President
By: MBPSLP, Inc., as Special Limited Partner
By: Name: Kenneth Lohsen Title: Vice President
MBP IIII PLAN INVESTORS, L.P.
By: DLJ LBO Plans Management Corporation II, its General Partner
By: Name: Kenneth Lohsen Title: Vice President
ASPEN INSURANCE HOLDINGS LIMITED
By: Name: Julian Cusack Title: Chief Financial Officer